UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant

Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

Wyndham Hotels & Resorts, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
No fee required.
Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your **Vote** Counts!

WYNDHAM HOTELS & RESORTS, INC.

2025 Annual Meeting
Vote by May 14, 2025 11:59 PM ET. For shares held in the Savings Plan, vote by May 9, 2025 11:59 PM ET.

WYNDHAM HOTELS & RESORTS, INC.
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS
P.O. BOX 1342
BRENTWOOD, NY 11717

V64231-P28906

You invested in WYNDHAM HOTELS & RESORTS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 15, 2025.**

Get informed before you vote

View the Notice and Proxy Statement and 2024 Annual Report to Stockholders online at www.ProxyVote.com OR you can receive a free paper or email copy of the materials by requesting them prior to May 1, 2025. If you would like to request a copy of the materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Requests, instructions and other inquiries sent to this email address will NOT be forwarded to your investment advisor. Unless requested, you will not receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

May 15, 2025
9:00 AM ET

Wyndham Hotels & Resorts, Inc.
22 Sylvan Way
Parsippany, NJ 07054

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. For directions to attend the Annual Meeting, please contact Investor Relations at ir@wyndham.com or 973-753-6453.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. You may view the proxy materials at www.proxyvote.com or easily request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote on these important matters.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Stephen P. Holmes	For
1b.	Geoffrey A. Ballotti	For
1c.	Myra J. Biblowit	For
1d.	James E. Buckman	For
1e.	Bruce B. Churchill	For
1f.	Mukul V. Deoras	For
1g.	Ronald L. Nelson	For
1h.	Pauline D.E. Richards	For
2.	To vote on an advisory resolution to approve our executive compensation program.	For
3.	To vote on an advisory resolution on the frequency of the advisory vote on named executive officer compensation.	1 Year
4.	To vote on a proposal to ratify the appointment of Deloitte & Touche LLP to serve as our independent registered public accounting firm for fiscal year 2025.	For

NOTE: To transact any other business that may be properly brought before the meeting or any postponement, adjournment or continuation of the meeting.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V64232-P28906